UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 1, 2017 (April 27, 2017)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

HCP, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2017. At the Annual Meeting, there were present, in person or by proxy, 416,710,575 shares of the Company’s common stock, which represented approximately 88.96% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results of the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2017.

Proposal 1. All of the nominees listed below were elected to the Board of Directors of the Company, and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

	For	Against	Abstain	Broker Non-Votes	% of Votes Supporting

Brian G. Cartwright	362,125,297	5,484,413	440,437	48,660,428	98.51%

Christine N. Garvey	349,580,500	18,084,640	385,007	48,660,428	95.08%

David B. Henry	347,152,721	20,483,198	414,228	48,660,428	94.43%

Thomas M. Herzog	357,943,721	9,660,047	446,379	48,660,428	97.37%

James P. Hoffmann	363,364,869	4,243,158	442,120	48,660,428	98.84%

Michael D. McKee	351,229,985	16,159,952	660,210	48,660,428	95.60%

Peter L. Rhein	350,278,036	17,348,715	423,396	48,660,428	95.28%

Joseph P. Sullivan	354,187,088	13,442,973	420,086	48,660,428	96.34%

Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Supporting

409,861,781	6,250,447	598,317	N/A	98.50%

Proposal 3. The advisory vote to approve executive compensation was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Supporting

340,664,991	26,282,509	1,102,647	48,660,428	92.85%

Proposal 4. The frequency of future advisory votes on executive compensation was approved at 1-year at the Annual Meeting, which was the frequency selected by a majority of the Company’s stockholders.

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes	% of Votes Supporting 1-Year

308,955,315	803,144	57,679,335	612,353	48,660,428	84.08%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017

HCP, Inc.

By:	/s/ Troy E. McHenry

Troy E. McHenry
Executive Vice President, General Counsel and Corporate Secretary